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                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14A of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         STARWOOD FINANCIAL TRUST
                     TRINET CORPORATE REALTY TRUST, INC.
--------------------------------------------------------------------------------
                (Name of Registrants as Specified in their Charters)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

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 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text


                       TRINET CORPORATE REALTY TRUST, INC.

                                                            November 1, 1999

Dear Fellow Stockholder:

                                    URGENT!

The Special Meeting of TriNet stockholders is only TWO DAYS AWAY! Your Board of Directors has unanimously recommended that stockholders vote in favor of the proposed merger with Starwood Financial Trust.

                    LEADING VOTING ADVISORY SERVICE RECOMMENDS "FOR"

You should also be aware that Institutional Shareholder Services, the nation's leading voting advisory service, has recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the merger.

                    TIME IS SHORT AND YOUR VOTE IS EXTREMELY IMPORTANT!

Since approval of the merger proposal requires the affirmative vote of two thirds of all outstanding shares, your vote is extremely important. According to our latest records, we have not yet received your proxy. Since time is short, we have established a method which will enable you to vote by toll-free ProxyGram. Please follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 888-750-5834.

Very truly yours,


Robert W. Holman Jr.
Chairman and
Chief Executive Officer


          TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                           ARE AVAILABLE TO ASSIST YOU NOW!!!

                                    INSTRUCTIONS
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1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8842, TriNet Corporate Realty Trust, Inc.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

         Name:              [NA.1]
         Broker:            [Broker]
         Control Number:    [ControlNum]
         Number of Shares:  [NumShares]

        TRINET CORPORATE REALTY TRUST, INC.

One Embarcadero Center, 33rd Floor, San Francisco, California 94111


                             PROXY FOR COMMON STOCK
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned appoints Robert W. Holman, Jr., Elisa F. DiTommaso and Geoffrey M. Dugan, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Special Meeting of Stockholders of TriNet Corporate Realty Trust, Inc., to be held at the Park Hyatt San Francisco, 333 Battery Street, San Francisco, California on November 3, 1999 at 8:00 a.m. and at any adjournments thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournments thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Proxy Statement and Prospectus, and revokes any proxy heretofore given with respect to such meeting. Capitalized terms not otherwise defined have the meanings given in the Joint Proxy Statement and Prospectus to which this proxy relates.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTION IS INDICATED WITH RESPECT TO PROPOSALS 1 AND 2, THE UNDERSIGNED'S VOTES WILL BE CAST FOR SUCH MATTERS.

1. To approve the merger, the merger agreement and related transactions described in the accompanying Joint Proxy Statement and Prospectus, whereby a newly-formed, wholly-owned subsidiary of Starwood Financial will merge with and


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    into TriNet, with TriNet surviving the merger as a subsidiary of Starwood Financial.

    (  ) FOR            (  ) AGAINST             (  ) ABSTAIN

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

    (  ) FOR            (  ) AGAINST             (  ) ABSTAIN

The undersigned stockholder may revoke this proxy at any time before the votes are cast by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Joint Proxy Statement and Prospectus.

Please give name to operator as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.